BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS:  That, BELCO SYSTEMS
TECHNOLOGIES CORP., a Florida corporation, hereinafter referred to as the "Grantor", for and in consideration as set forth below, paid by TECHNOLOGY SYSTEMS INTERNATIONAL, INC., a Florida corporation, hereinafter referred to as the "Grantee", the receipt of which is hereby acknowledged, has granted, bargained, sold, conveyed, transferred and delivered and by these presents the Grantor does hereby bargain, sell, grant, convey, transfer and deliver unto the said Grantee all of Grantor's assets (including the Safe Shopper(TM) Patent number 5,838,773) listed on Exhibit "A" attached hereto (the "Assets").

         TO HAVE AND TO HOLD the same unto the Grantee, its successors and assigns forever.

         THE GRANTOR does further covenant to and with the Grantee that it is the lawful owner of the Assets; that the Assets are free and clear of any and all liens, security agreements, encumbrances, claims, demands, and charges of every kind and character whatsoever; that the Grantor has good right and lawful authority to sell the Assets as aforesaid, and that the Grantor will warrant and defend the sale, transfer and conveyance of the Assets hereby made, unto the Grantee, against the claims and demands of all individuals, firms, associations, businesses, partnerships, entities, corporations and all other persons whomsoever.

         SUBJECT TO Grantee's payment of the purchase price described below, this Bill of Sale shall be effective as of the date hereof.

         THE PURCHASE PRICE of the Assets is 250,000 shares of Grantee's common stock, par value $.001 per share.

         WHENEVER used herein, the use of the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders. Whenever used herein, the terms "Grantor" and "Grantee" include the parties to this instrument and their respective heirs, legal representatives, assigns and successors.

         THE GRANTEE shall be entitled to recover from the Grantor all costs and expenses, including attorneys' fees, incurred by Grantee as a consequence of the breach of any covenant and/or warranty herein contained.

         THIS Bill of Sale may be executed and delivered in counterparts, each of which shall be deemed to be a duplicate original hereof.


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


         IN WITNESS WHEREOF, the said Grantor has signed and sealed these presents this day of December, 1998.


Signed, Sealed and Delivered
in the presence of:                              BELCO SYSTEMS TECHNOLOGIES
                                                 CORP.
                                                 a Florida corporation


                                                 By: /s/ Stephen Beloyan

STATE OF                      )
                              )SS
COUNTY OF                     )

         The foregoing instrument was acknowledged before me this day of December, 1998, by , the of BELCO SYSTEMS TECHNOLOGIES CORP., a Florida corporation, on behalf of said corporation. He is personally known to me.

My Commission Expires:
                                             ----------------------------------
                                             Notary Public, State of
         (SEAL)
                                             ----------------------------------
                                             Printed Notary Signature



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